Exhibit 99.1

FIRST NATIONAL®

BANCSHARES, INC.

OCTOBER 30, 2006

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Company Overview

Locations

Corporate Headquarters Spartanburg, SC
1
2
3
4
5
6
7
8
9
10

1. Pine Street Office
   - Corporate Headquarters
2. Reidville Road Office
3. Boiling Springs Office
4. Operations Center
5. Greenville - Loan Production Office
6. Pelham Road Office
   - Greenville Market Headquarters
7. Columbia - Loan Production Office
8. Mt. Pleasant Office
9. Daniel Island - Loan Production Office
10. East Bay Street Office (Spring 2007)

FIRST NATIONAL®
BANCSHARES, INC.

3

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Senior Management Team

Barry Starling
Senior Vice President &
Regional Executive Officer
(Western Region)

Robert Whittemore
Senior Vice President &
Regional Executive Officer
(Eastern Region)

Rudy Gill
Market President
Charleston

Louie Blanton
SVP Commercial Banking &
Business Development

Peter Seitz
Senior Vice President

John Bickley
SVP First National
Business Capital

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FIRST NATIONAL BANCSHARES, INC.

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Solid Financial Results

($ in Millions)
CAGR
Loans – 42%
Deposits – 38%
Assets – 41%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$64
$71
$82
$93
$120
$139
$130
$155
$181
$189
$192
$236
$251
$272
$329
$340
$330
$418
12/2001
12/2002
12/2003
12/2004
12/2005
9/2006
Loans
Deposits
Assets

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Solid Financial Results

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$595
$916
$1,815
$2,835
$2,004
$2,684
12/2002
12/2003
12/2004
12/2005
YTD 2005
YTD 2006

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FIRST NATIONAL®

BANCSHARES, INC.

OCTOBER 30, 2006

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Exhibit 99.1

[LOGO OF FIRST NATIONAL® BANCSHARES, INC.]

OCTOBER 30, 2006

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of First National Bancshares, Inc. (First National or FNSC). We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause First National’s actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect First National’s operating results in documents filed by First National with the Securities and Exchange Commission. First National assumes no duty to update the forward-looking statements made in this presentation.

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Company Overview

[CHART APPEARS HERE]

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Company Overview

•	Opened in March 2000 in Spartanburg, SC

•	Operate in four key South Carolina markets

Spartanburg Greenville

Charleston Columbia

•	Significant balance sheet growth (1)

$418 Million Assets

$330 Million Deposits

$340 Million Loans

•	Strong financial performance (1)

ROAE – 15.30%

ROAA – 0.97%

Efficiency Ratio – 55.90%

Notes:

(1) Data shown as of or for the nine months ended September 30, 2006

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Executive Management Team

[GRAPHIC APPEARS HERE]

David Zabriskie - EVP & Senior Lender; Kitty Payne - EVP & CFO; Jerry Calvert - President & CEO; Robert
W. Murdoch, Jr. - EVP & Retail Banking Manager

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Senior Management Team

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Barry Starling	Robert Whittemore	Rudy Gill

Senior Vice President & Regional Executive Officer (Western Region)	Senior Vice President & Regional Executive Officer (Eastern Region)	Market President Charleston

[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]	[GRAPHIC APPEARS HERE]

Louie Blanton	Peter Seitz	John Bickley

SVP Commercial Banking & Business Development	Senior Vice President	SVP First National Business Capital

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Attractive Marketplaces

Spartanburg, SC

•	Attracted over $129 million in capital investment in 2005 (1)

•	More than 90 international firms from 15 nations operate in Spartanburg (2)

Charleston, SC

•	From 1993-2005, attracted $2.5 billion in capital investment (3)

•	Ranked among top 25 of America’s Hottest Cities for business expansion (4)

Greenville, SC

•	Attracted $3 billion in business investment in the past 10 years, adding 3,000 new companies and 30,000 new jobs (5)

•	Ranked 11th out of 50 hottest cities for manufacturing expansions and relocations (6)

Notes:

(1)	Spartanburg Economic Development Corporation
(2)	Spartanburg Area Chamber of Commerce
(3)	Charleston County.org
(4)	Expansion Management Magazine, Jan./Feb. 2006
(5)	Greenville Real Estate and Homes.com
(6)	Expansion Management Magazine, Carolina Realty Guide

 [LOGO OF FIRST NATIONAL® BANCSHARES, INC.]

Attractive Marketplace (1)

Spartanburg, SC

[CHART APPEARS HERE]

Rank	Name	Deposits (000)%

1	Wachovia	$532,223	17.45
2	BB&T	441,875	14.49
3	Bank of America	380,503	12.47
4	First Citizens	298,446	9.78
5	FN Bank of the South	289,655	9.50
6	Sun Trust Bank	263,826	8.65
7	Arthur State Bank	203,702	6.68
8	NBSC	174,693	5.73
9	Other (6 banks)	465,585	15.27

Totals:
Banks - 14
Deposits - $3,050,508,000
2005 – 2006 Growth of 8.0%

Note:

(1)	Deposits as of June 30, 2006. data source: FDIC

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Attractive Marketplace (1)

Charleston, SC

[CHART APPEARS HERE]

Rank	Name	Deposits (000)%

1	Wachovia	$1,819,608	28.11
2	Bank of America	1,024,721	15.83
3	First Federal	916,943	14.17
4	NBSC	402,921	6.23
5	BB&T	372,786	5.76
6	Southcoast	311,625	4.81
7	First Citizens	295,427	4.56
8	CommunityFirst	275,429	4.26
9	Other (14 banks)	$1,053,029	16.27

Totals:
Banks - 22
Deposits - $6,472,489,000
2005 – 2006 Growth of 11.2%
Opened full-service branch Oct. 25, 2005
Deposits - $23,718,000
0.37% of Market

Note:

(1)	Deposits as of June 30, 2006, data source: FDIC

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Attractive Marketplace (1)

Greenville, SC

[CHART APPEARS HERE]

Rank	Name	Deposits (000)%

1	Carolina First	1,770,903	21.07
2	Wachovia	1,636,195	19.47
3	BB&T	1,260,638	15.00
4	Bank of America	810,250	9.64
5	SunTrust Bank	458,337	5.45
6	Palmetto Bank	305,233	3.63
7	Bank-Travelers Rest	303,813	3.61
8	Greenville First	298,007	3.55
9	Other (21 banks)	1,562,381	18.59

Totals:
Banks - 29
Deposits - $8,405,757,000
2005 – 2006 Growth of 8.7%
Opened full-service branch on Oct. 10, 2006

Note:

(1)	Deposits as of June 30, 2006, data source: FDIC

[LOGO OF FIRST NATIONAL® BANCSHARES, INC.]

Solid Financial Results

•	Consistent, remarkable growth since opening in 2000

•	Steady balance sheet growth through expanding branch network

[CHART APPEARS HERE]

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Solid Financial Results

•	Sustained earnings growth during period of consistent balance sheet growth

• 33.9% Growth in net income – YTD 2005 to YTD 2006

•	Expanding Net Interest Margin

• 36 bp increase from QTD 2005 to QTD 2006 to 3.81%

•	Solid Efficiency Ratio

•	Excellent credit quality

[LOGO OF FIRST NATIONAL® BANCSHARES, INC.]

Disciplined Expansion Approach

•	Continue momentum in current operating markets

•	Identify, attract and retain experienced executives with local expertise

•	Expand into selected fast - growing, metropolitan markets

•	Determine target markets by analyzing:

• Demographics

• Economic growth rates

• Competitive landscape

•	LPO Model - convert loan production office into full - service branch

•	Achieve growth while maintaining superior operating fundamentals

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Summary

•	Experienced, local management team

•	Attractive growth markets

•	Solid financial results

•	Disciplined approach to expansion

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[LOGO OF FIRST NATIONAL® BANCSHARES, INC.]

OCTOBER 30, 2006